UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2011

Annual

Repor t

Legg Mason BW

Absolute Return

Opportunities

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Absolute Return Opportunities Fund

Fund objective

The Fund seeks to generate positive returns that are independent of market cycles.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Absolute Return Opportunities Fund for the period from the Fund’s inception on February 28, 2011 through October 31, 2011 (the “reporting period”). Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

November 25, 2011

Legg Mason BW Absolute Return Opportunities Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the period from the Fund’s inception on February 28, 2011 through October 31, 2011 (the “reporting period”), the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Looking back, GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The second estimate for third quarter GDP growth was 2.0%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.3% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the U.S. economy have been the weak job market and continued strains in the housing market. While there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. At the end of October 2011, the unemployment rate, as reported by the U.S. Department of Labor, was 9.0%. Looking at the housing market, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next nine months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $162,500 in October 2011, down 4.7% from October 2010.

Even the manufacturing sector, one of the stalwarts of the U.S. economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period and ended October 2011 at 50.8.

Disappointing economic news was not limited to the U.S. In September 2011, the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. Citing “a much slower recovery in advanced economies since the beginning of the year” and an “increase in fiscal and financial uncertainty,” the IMF pared its estimate for 2011 global growth to 4.0%, versus 4.3% in June. The IMF now anticipates 2011 growth will be 1.6% in the Eurozone and -0.5% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its projection for the former from 6.6% to 6.4% in 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010 (before the beginning of the reporting period), the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term

IV	Legg Mason BW Absolute Return Opportunities Fund

Investment commentary (cont’d)

Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in early November (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) had not raised interest rates since July 2008. However, in April 2011, the ECB raised interest rates from 1.00% to 1.25%, and then to 1.50% in July. However, in November 2011 (after the reporting period ended), the ECB lowered interest rates from 1.50% to 1.25%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

November 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate positive returns that are independent of market cycles. Under normal market conditions, the Fund seeks to meet its investment objective through strategic investments in domestic and foreign fixed-income securities and currencies. The Fund will initiate long and short exposures by investing across bond sectors, including sovereign debt and corporate bonds, currencies, and derivative instruments. Short exposure will be established primarily through the use of derivatives, including currency forwards, interest rate swaps and futures.

The Fund’s broad mandate gives us strategic flexibility to change allocations and shift between long and short exposures in an attempt to take advantage of evolving opportunities. In making investment decisions on behalf of the Fund, we apply a top-down, macro-driven investment process and invest where we believe opportunities exist with respect to interest rate levels and currency valuations. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Due to the broad removal of monetary and fiscal accommodation, underlying weaknesses and imbalances in the global economy became overtly apparent in 2011. The pace of global policy stimulus began to slow as early as 2009 when Australia raised interest rates. Tightening in many parts of the world continued in 2010. In 2011, China turned up the heat on property speculation and inflation. Meanwhile, the Eurozone ignored its sovereign debt crisis, raised interest rates and pursued aggressive fiscal austerity. Finally, the U.S. Federal Reserve Board (“Fed”)i ended the relentless expansion of its balance sheet on June 30, 2011 with the completion of QE2. Risk assets performed poorly during the period under review.

The “risk reset” hit full force in the third quarter of 2011 and it clearly answered what would happen when policymakers turned off the taps. Growth in the world is weak and unbalanced, absent the support of policymakers. We believe the main reason is the U.S. household sector. The world’s most important consumer is deleveraging. Simultaneously, the boomers are starting to leave the work force which slows the economy’s underlying pace of potential growth. As for the other pillar of the world economy, China, the loss of the U.S. household sector means it can no longer export its way to prosperity. In addition, an over-reliance on domestic investment and an inflated property market have forced a re-orientation of its economic goals that will lead to a downshift in growth in coming years. The European economy, in our opinion, is already back in recession.

Towards the end of the third quarter, the risk reset escalated from consolidation to full-scale liquidation. The loss of confidence followed the U.S. credit downgrade and the spectacle in Washington that preceded it. It is ridiculous, in our opinion, to think that the U.S. will not honor its claims. But the downgrade was a blow to the confidence Americans have in themselves and the world has in America. Many worry that the west’s political and policy institutions cannot overcome current problems.

Q. How did we respond to these changing market conditions?

A. Since late 2010, we have been warning that the post-Lehman crisis period of indiscriminate reflationii was drawing to a close. The world’s authorities had achieved their goal of preventing a depression by

2	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Fund overview (cont’d)

pumping up global asset markets and the world economy with extraordinary policy stimulus measures. The unanswered question has always been what would happen when they stopped? How much of the rebound in global markets was sustainable? How much of the global economic rebound was organic and not artificial?

Correspondingly, our investment strategy in 2011 has been built on expecting a period where the asset inflation of the past two years would be consolidated and correlations realigned. We have referred to it previously as a “risk reset.”

Performance review

For the period from inception on February 28, 2011 through October 31, 2011, Class A shares of Legg Mason BW Absolute Return Opportunities Fund, excluding sales charges, returned 0.51%. The Fund’s unmanaged benchmark, the Citigroup 90-Day U.S. Treasury Bill Indexiii, returned 0.05% for the same period. The Lipper Absolute Return Funds Category Average1 returned -3.27% over the same time frame.

Performance Snapshot as of October 31, 2011 (unaudited)
(excluding sales charges)	6 months	Since Fund inception*
Legg Mason BW Absolute Return Opportunities Fund:
Class A	-0.31%	0.51%
Class C	-0.56%	0.18%
Class I	-0.13%	0.76%
Citigroup 90-Day U.S. Treasury Bill Index	0.03%	0.05%
Lipper Absolute Return Funds Category Average[1]	-4.16%	-3.27%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the

*	The inception date for Class A, Class C and Class I shares is February 28, 2011. Performance for Class FI and Class R shares is not shown as these share classes commenced operations on October 31, 2011.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 214 funds for the six-month period and among the 171 funds for the eight-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	3

deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2011 for Class A, Class C and Class I shares were 1.61%, 1.17% and 2.01%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C and Class I shares would have been 0.69%, 0.63% and 0.40%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2011, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 1.54%, 2.04% and 1.19%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.20% for Class A shares, 1.70% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. Yield provided the largest contributor to performance during the period since the Fund’s inception. Decisions related to durationiv and yield curvev positioning across all countries — but especially in the U.S. — also contributed substantially to performance. In anticipation of a “risk reset” this year, we remained bullish on longer-duration positions in the U.S. and elsewhere.

Q. What were the leading detractors from performance?

A. Currency exposure detracted from performance during the period, with short yen and euro positions providing the largest effects. Among the G-3 currenciesvi, we favor the U.S. dollar relative to the euro and yen. We expect policymakers will continue to intervene against yen/dollar appreciation and we believe the euro/dollar is overvalued given underlying macroeconomic fundamentals.

The Fund uses forward foreign currency contracts to achieve long and short exposures within the guidelines set forth in the Fund’s prospectus. Interest rate futures may also be used to manage portfolio duration. Both interest rate futures and currency forward agreements detracted from performance during the period under review. In particular, using forwards to achieve a short yen/dollar position detracted from performance during the period under review. We continue to believe that the current yen/dollar valuation is not supported by underlying economic fundamentals.

Q. Were there any significant changes to the Fund during the reporting period?

A. Throughout the second quarter of 2011, we executed a broad-based de-risking of the portfolio. This included: reducing exposure to investment grade corporate credit; maintaining long-duration exposure

4	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Fund overview (cont’d)

in high-quality sovereigns; hedging currency risk associated with richly valued, commodity-linked currencies; and maintaining short euro exposure and a significant long U.S. dollar position. These actions broadly improved performance during the period under review.

Thank you for your investment in Legg Mason BW Absolute Return Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

November 15, 2011

RISKS: Fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

Reflation is a fiscal or monetary policy, designed to expand a country’s output and curb the effects of deflation. Reflation policies can include reducing taxes, changing the money supply and lowering interest rates.

iii	The Citigroup 90-Day U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day U.S. Treasury bills.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi	The G-3 currencies include the U.S. dollar, the euro and the Japanese yen.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2011 and April 30, 2011 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2011 and held for the period ended October 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1,2]						Based on hypothetical total return[1,2]
	Actual Total Return Without Sales Charges[3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[4]
Class A	(0.31)%	$1,000.00	$996.90	1.20%	$6.04	Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11
Class C	(0.56)	1,000.00	994.40	1.70	8.55	Class C	5.00	1,000.00	1,016.64	1.70	8.64
Class I	(0.13)	1,000.00	998.70	0.85	4.28	Class I	5.00	1,000.00	1,020.92	0.85	4.33

[1]	For the six months ended October 31, 2011.

[2]	The inception date of Class FI and Class R shares is October 31, 2011. These classes are not reflected in the table.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns†
Without sales charges[1]	Class A	Class C	Class I
Six Months Ended 10/31/11	-0.31%	-0.56%	-0.13%
Inception* through 10/31/11	0.51	0.18	0.76

With sales charges[2]	Class A	Class C	Class I
Six Months Ended 10/31/11	-2.58%	-0.56%	-0.13%
Inception* through 10/31/11	-1.78	0.18	0.76

Cumulative total returns†
Without sales charges[1]
Class A (Inception date of 2/28/11 through 10/31/11)	0.51%
Class C (Inception date of 2/28/11 through 10/31/11)	0.18
Class I (Inception date of 2/28/11 through 10/31/11)	0.76

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception date for Class A, C and I shares is February 28, 2011.

†	The inception date for Class FI and Class R shares is October 31, 2011. These classes are not reflected in the tables.

8	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason BW Absolute Return Opportunities Fund vs. Citigroup 90-Day U.S. Treasury Bill Index† — February 28, 2011 - October 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason BW Absolute Return Opportunities Fund vs. Citigroup 90-Day U.S. Treasury Bill Index† — February 28, 2011 - October 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of Legg Mason BW Absolute Return Opportunities Fund on February 28, 2011 (commencement of operations), assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Citigroup 90-Day U.S. Treasury Bill Index. The Citigroup 90-Day U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day U.S. Treasury bills. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	9

Schedule of investments

October 31, 2011

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 43.3%
Brazil — 2.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,605,000	BRL	$856,350
Canada — 2.6%
Government of Canada, Notes	2.000%	9/1/12	1,135,000	CAD	1,148,539
Hungary — 2.0%
Hungary Government Bond	5.500%	2/12/16	200,000,000	HUF	845,195
Indonesia — 2.6%
Government of Indonesia, Senior Bond	10.000%	9/15/24	7,890,000,000	IDR	1,136,699
Malaysia — 4.5%
Government of Malaysia	3.718%	6/15/12	4,105,000	MYR	1,347,070
Government of Malaysia, Senior Bonds	3.702%	2/25/13	1,845,000	MYR	607,682
Total Malaysia					1,954,752
Mexico — 7.0%
Mexican Bonos, Bonds	8.500%	5/31/29	35,250,000	MXN	3,021,904
New Zealand — 2.7%
Government of New Zealand	6.000%	5/15/21	1,315,000	NZD	1,182,194
Norway — 3.3%
Government of Norway, Bonds	6.500%	5/15/13	7,390,000	NOK	1,416,828
Poland — 5.1%
Republic of Poland, Bonds	5.250%	10/25/20	7,295,000	PLN	2,228,945
South Africa — 2.5%
Republic of South Africa, Bonds	6.750%	3/31/21	9,375,000	ZAR	1,097,454
South Korea — 4.2%
Korea Treasury Bond	5.750%	9/10/18	861,100,000	KRW	856,827
Korea Treasury Bond, Senior Bonds	3.000%	12/10/13	1,057,100,000	KRW	943,717
Total South Korea					1,800,544
United Kingdom — 4.8%
United Kingdom Gilt, Bonds	4.500%	3/7/13	1,228,000	GBP	2,079,723
Total Sovereign Bonds (Cost — $18,927,027)					18,769,127
Corporate Bonds & Notes — 15.1%
Consumer Discretionary — 3.7%
Automobiles — 2.7%
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	1,130,000		1,168,497
Household Durables — 1.0%
Mohawk Industries Inc., Senior Notes	7.200%	4/15/12	425,000		433,500
Total Consumer Discretionary					1,601,997

See Notes to Financial Statements.

10	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Energy — 1.6%
Oil, Gas & Consumable Fuels — 1.6%
Forest Oil Corp., Senior Notes	8.000%	12/15/11	702,000		$706,388
Financials — 7.2%
Capital Markets — 2.0%
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	495,000		499,655
Morgan Stanley, Senior Notes	5.500%	7/28/21	385,000		376,042
Total Capital Markets					875,697
Diversified Financial Services — 3.9%
Citigroup Inc., Senior Notes	9.018%	5/18/12	800,000	NZD	632,962	(a)
General Electric Capital Corp., Senior Notes	0.957%	6/2/14	465,000		453,491	(a)
JPMorgan Chase & Co., Senior Notes	1.216%	1/24/14	620,000		615,917	(a)
Total Diversified Financial Services					1,702,370
Insurance — 1.3%
Metropolitan Life Global Funding I, Senior Secured Notes	2.625%	12/3/12	545,000	CAD	549,631
Total Financials					3,127,698
Health Care — 2.2%
Health Care Providers & Services — 0.8%
HCA Inc., Senior Notes	6.950%	5/1/12	330,000		336,187
Industrial Development — 1.4%
Eli Lilly & Co.	3.550%	3/6/12	600,000		606,159
Total Health Care					942,346
Industrials — 0.4%
Road & Rail — 0.4%
Hertz Corp., Senior Notes	7.625%	6/1/12	156,000		157,560
Total Corporate Bonds & Notes (Cost — $6,582,834)					6,535,989
Collateralized Mortgage Obligations — 5.1%
Chase Mortgage Finance Corp., 2005-A1 2A2	3.148%	12/25/35	613,609		591,619	(a)
Chase Mortgage Finance Corp., 2007-A1 9A1	2.740%	2/25/37	423,544		404,109	(a)
Countrywide Home Loan Mortgage Pass Through Trust, 2007-13 A4 PAC	6.000%	8/25/37	283,104		278,647
Credit Suisse First Boston Mortgage Securities Corp., 2005-6 2A3	5.500%	7/25/35	395,547		394,941
JPMorgan Mortgage Trust, 2005-A8 1A1	5.351%	11/25/35	389,971		340,811	(a)
WaMu Mortgage Pass Through Certificates, 2004-AR9 A1	2.537%	8/25/34	248,690		232,136	(a)
Total Collateralized Mortgage Obligations (Cost — $2,217,847)					2,242,263
U.S. Government & Agency Obligations — 1.3%
U.S. Government Obligations — 1.3%
U.S. Treasury Bonds (Cost — $533,716)	3.750%	8/15/41	505,000		558,025
Total Investments before Short-Term Investments (Cost — $28,261,424)					28,105,404

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	11

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 35.1%
U.S. Government Obligations — 8.7%
U.S. Treasury Bills (Cost — $3,758,402)	0.213%	1/12/12	3,760,000	$3,759,624	(b)
Repurchase Agreements — 26.4%
Goldman Sachs & Co. repurchase agreement dated 10/31/11; Proceeds at maturity — $11,476,702; (Fully collateralized by U.S. government agency obligations, 6.250% due 7/15/32; Market value — $11,750,103) (Cost — $11,476,676)	0.080%	11/1/11	11,476,676	11,476,676
Total Short-Term Investments (Cost — $15,235,078)				15,236,300
Total Investments — 99.9% (Cost — $43,496,502#)				43,341,704
Other Assets in Excess of Liabilities — 0.1%				24,320
Total Net Assets — 100.0%				$43,366,024

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $43,497,109.

Abbreviations used in this schedule:
BRL	— Brazilian Real
CAD	— Canadian Dollar
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PAC	— Planned Amortization Class
PLN	— Polish Zloty
ZAR	— South African Rand

See Notes to Financial Statements.

12	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Statement of assets and liabilities

October 31, 2011

Assets:
Investments, at value (Cost — $32,019,826)	$31,865,028
Repurchase agreements, at value (Cost — $11,476,676)	11,476,676
Foreign currency, at value (Cost — $97,577)	96,330
Unrealized appreciation on forward foreign currency contracts	822,715
Interest receivable	420,737
Receivable for securities sold	203,248
Receivable for Fund shares sold	176,935
Receivable from investment manager	10,592
Prepaid expenses	40,707
Total Assets	45,112,968

Liabilities:
Payable for securities purchased	822,742
Unrealized depreciation on forward foreign currency contracts	745,172
Payable for Fund shares repurchased	67,527
Accrued foreign capital gains tax	26,042
Service and/or distribution fees payable	13,847
Trustees’ fees payable	110
Accrued expenses	71,504
Total Liabilities	1,746,944
Total Net Assets	$43,366,024

Net Assets:
Par value (Note 7)	$36
Paid-in capital in excess of par value	43,491,905
Overdistributed net investment income	(99,701)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	85,599
Net unrealized depreciation on investments and foreign currencies	(111,815)
Total Net Assets	$43,366,024

Shares Outstanding:
Class A	1,893,570
Class C	1,222,834
Class FI	840
Class R	840
Class I	521,758

Net Asset Value:
Class A (and redemption price)	$11.91
Class C (and redemption price)	$11.91
Class FI (and redemption price)	$11.91
Class R (and redemption price)	$11.91
Class I (and redemption price)	$11.91
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$12.18

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	13

Statement of operations

For the Period Ended October 31, 2011†

Investment Income:
Interest	$740,598
Less: Foreign taxes withheld	(17,502)
Total Investment Income	723,096

Expenses:
Investment management fee (Note 2)	144,738
Offering costs	117,337
Service and/or distribution fees (Notes 2 and 5)	94,747
Legal fees	57,980
Audit and tax	40,155
Shareholder reports	32,163
Trustees’ fees	21,825
Custody fees	18,315
Organization fees	14,250
Fund accounting fees	10,826
Registration fees	8,376
Transfer agent fees (Note 5)	7,878
Insurance	303
Miscellaneous expenses	3,339
Total Expenses	572,232
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(268,314)
Net Expenses	303,918
Net Investment Income	419,178

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	627,903
Futures contracts	(214,167)
Foreign currency transactions	(582,083)
Net Realized Loss	(168,347)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(180,840)
Foreign currencies	69,025
Change in Net Unrealized Appreciation (Depreciation)	(111,815)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(280,162)
Increase in Net Assets from Operations	$139,016

†	For the period February 28, 2011 (inception date) through October 31, 2011.

See Notes to Financial Statements.

14	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Statement of changes in net assets

For the Period Ended October 31,	2011†

Operations:
Net investment income	$419,178
Net realized loss	(168,347)
Change in net unrealized appreciation (depreciation)	(111,815)
Increase in Net Assets From Operations	139,016

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(377,394)
Decrease in Net Assets From Distributions to Shareholders	(377,394)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	45,302,148
Reinvestment of distributions	303,985
Cost of shares repurchased	(2,001,731)
Increase in Net Assets From Fund Share Transactions	43,604,402
Increase in Net Assets	43,366,024

Net Assets:
Beginning of year	—
End of year*	$43,366,024
* Includes overdistributed net investment income of:	$(99,701)

†	For the period February 28, 2011 (inception date) through October 31, 2011.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011[2]

Net asset value, beginning of period	$12.00

Income (loss) from operations:
Net investment income	0.16
Net realized and unrealized loss	(0.10)
Total income from operations	0.06

Less distributions from:
Net investment income	(0.15)
Total distributions	(0.15)

Net asset value, end of period	$11.91
Total return[3]	0.51%

Net assets, end of period (000s)	$22,560

Ratios to average net assets:
Gross expenses[4]	2.41%
Net expenses[4,5,6,7]	1.20
Net investment income[4]	2.04

Portfolio turnover rate	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2011 (inception date) through October 31, 2011.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011[2]

Net asset value, beginning of period	$12.00

Income (loss) from operations:
Net investment income	0.12
Net realized and unrealized loss	(0.10)
Total income from operations	0.02

Less distributions from:
Net investment income	(0.11)
Total distributions	(0.11)

Net asset value, end of period	$11.91
Total return[3]	0.18%

Net assets, end of period (000s)	$14,569

Ratios to average net assets:
Gross expenses[4]	2.90%
Net expenses[4,5,6,7]	1.70
Net investment income[4]	1.56

Portfolio turnover rate	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2011 (inception date) through October 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011[2]

Net asset value, beginning of period	$12.00

Income (loss) from operations:
Net investment income	0.19
Net realized and unrealized loss	(0.10)
Total income from operations	0.09

Less distributions from:
Net investment income	(0.18)
Total distributions	(0.18)

Net asset value, end of period	$11.91
Total return[3]	0.76%

Net assets, end of period (000s)	$6,217

Ratios to average net assets:
Gross expenses[4]	2.15%
Net expenses[4,5,6,7]	0.85
Net investment income[4]	2.44

Portfolio turnover rate	105%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2011 (inception date) through October 31, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

18	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Absolute Return Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The inception date for Class FI and Class R shares is October 31, 2011. Those shares are not reflected in the financial highlights as there was no activity in Class FI and Class R shares during the period other than the initial investment.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	19
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$18,769,127	—	$18,769,127
Corporate bonds & notes	—	6,535,989	—	6,535,989
Collateralized mortgage obligations	—	2,242,263	—	2,242,263
U.S. government & agency obligations	—	558,025	—	558,025
Total long-term investments	—	$28,105,404	—	$28,105,404
Short-term investments†	—	15,236,300	—	15,236,300
Total investments	—	$43,341,704	—	$43,341,704
Other financial instruments:
Forward foreign currency contracts	—	822,715	—	822,715
Total	—	$44,164,419	—	$44,164,419

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$745,172	—	$745,172

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time,

20	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Notes to financial statements (cont’d)

thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward for-

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	21

eign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

22	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Notes to financial statements (cont’d)

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $745,172. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	23

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared daily and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2011, no provision for income tax is required in the Fund’s financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of October 31, 2011, there were $26,042 of capital gains tax liabilities accrued on unrealized gains.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$112,461	—	$(112,461)
(b)	(253,946)	$253,946	—

(a)	Reclassifications are primarily due to non-deductible 12b-1 fees and organization costs.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

24	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C, FI, R and I shares did not exceed 1.20%, 1.70%, 1.20%, 1.45% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the period ended October 31, 2011, fees waived and/or expenses reimbursed amounted to $268,314.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at October 31, 2011, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMPFA and date of expiration as follows:

	Class A	Class C	Class I
Expires October 31, 2014	$130,550	$107,151	$30,613
Fee waivers/expense reimbursements subject to recapture	$130,550	$107,151	$30,613

During the period ended October 31, 2011, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	25

applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended October 31, 2011, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the period ended October 31, 2011.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of October 31, 2011, Legg Mason and its affiliates owned 58% of the Fund.

3. Investments

During the period ended October 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$48,790,240	$3,201,110
Sales	21,276,825	2,999,423

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$402,547
Gross unrealized depreciation	(557,952)
Net unrealized depreciation	$(155,405)

At October 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Barclays Bank PLC	1,390,000	$808,979	11/3/11	$(3,411)
British Pound	HSBC Bank USA, N.A.	1,212,000	1,948,170	12/1/11	(31,632)
British Pound	HSBC Bank USA, N.A.	86,000	138,236	12/1/11	4,604
British Pound	HSBC Bank USA, N.A.	103,000	165,562	12/1/11	4,095
Chilean Peso	HSBC Bank USA, N.A.	233,570,000	471,516	1/26/12	16,312
Chilean Peso	HSBC Bank USA, N.A.	420,910,000	849,706	1/26/12	23,485
Euro	Citibank N.A.	7,188,000	9,945,734	11/3/11	(116,280)
Japanese Yen	Citibank N.A.	99,949,000	1,278,632	11/8/11	(25,675)

26	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Notes to financial statements (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
South African Rand	Barclays Bank PLC	3,476,000	$436,595	11/22/11	$146
Singapore Dollar	HSBC Bank USA, N.A.	902,000	718,852	12/23/11	10,845
Singapore Dollar	HSBC Bank USA, N.A.	113,000	90,056	12/23/11	2,500
Turkish Lira	Barclays Bank PLC	2,358,000	1,330,419	11/10/11	(6,315)
Turkish Lira	HSBC Bank USA, N.A.	240,000	135,412	11/10/11	7,275
Turkish Lira	Morgan Stanley & Co. Inc.	151,000	85,196	11/10/11	4,111
Yuan Renminbi	Barclays Bank PLC	1,052,000	165,627	1/11/12	1,123
Yuan Renminbi	Barclays Bank PLC	395,000	62,188	1/11/12	508
Yuan Renminbi	Barclays Bank PLC	3,226,000	507,900	1/11/12	1,941
Yuan Renminbi	UBS AG	3,289,000	517,832	1/13/12	6,220
Yuan Renminbi	UBS AG	1,052,000	165,631	1/13/12	1,561
Yuan Renminbi	UBS AG	753,000	118,555	1/13/12	1,435
Yuan Renminbi	UBS AG	876,000	137,921	1/13/12	1,652
					(95,500)
Contracts to Sell:
Australian Dollar	HSBC Bank USA, N.A.	3,868,000	$4,040,101	1/13/12	$(344,614)
Brazilian Real	Barclays Bank PLC	1,390,000	808,979	11/3/11	29,633
Brazilian Real	Barclays Bank PLC	1,390,000	792,848	2/2/12	3,212
Euro	Citibank N.A.	6,363,000	8,804,216	11/3/11	330,793
Euro	Citibank N.A.	430,000	594,973	11/3/11	(14,691)
Euro	Citibank N.A.	7,188,000	9,940,355	2/3/12	115,657
Euro	HSBC Bank USA, N.A.	395,000	546,545	11/3/11	(7,947)
Japanese Yen	Citibank N.A.	718,855,000	9,196,198	11/8/11	163,528
Japanese Yen	Citibank N.A.	89,774,000	1,148,465	11/8/11	27,519
Japanese Yen	Morgan Stanley & Co. Inc.	41,259,000	527,820	11/8/11	9,705
New Zealand Dollar	Citibank N.A.	2,961,000	2,387,970	12/9/11	54,855
New Zealand Dollar	Morgan Stanley & Co. Inc.	134,000	108,068	12/9/11	(5,358)
New Zealand Dollar	Morgan Stanley & Co. Inc.	800,000	638,228	5/18/12	(12,950)
New Zealand Dollar	UBS AG	180,000	145,165	12/9/11	(6,127)
Norwegian Krone	Citibank N.A.	7,665,000	1,371,338	1/11/12	(71,105)
Swiss Franc	Citibank N.A.	3,068,000	3,500,397	1/18/12	(99,067)
					173,043
Net unrealized gain on open forward foreign currency contracts					$77,543

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2011.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	27

ASSET DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$822,715

LIABILITY DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$745,172

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(214,167)	—	$(214,167)
Forward foreign currency contracts	—	$(490,060)	(490,060)
Total	$(214,167)	$(490,060)	$(704,227)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$77,543

During the period ended October 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$2,113,825
Forward foreign currency contracts (to buy)	9,724,822
Forward foreign currency contracts (to sell)	28,473,219

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.50% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

28	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Notes to financial statements (cont’d)

For the period ended October 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees[2]	Transfer Agent Fees[2]
Class A1	$27,246	$4,452
Class C1	67,501	2,180
Class I1	—	1,246
Total	$94,747	$7,878

[1]	For the period February 28, 2011 (inception date) through October 31, 2011.

[2]	The inception date of Class FI and Class R is October 31, 2011. These classes are not reflected in the table.

For the period ended October 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements[2]
Class A1	$130,550
Class C1	107,151
Class I1	30,613
Total	$268,314

[1]	For the period February 28, 2011 (inception date) through October 31, 2011.

[2]	The inception date of Class FI and Class R is October 31, 2011. These classes are not reflected in the table.

6. Distributions to shareholders by class

Period Ended October 31, 2011[2]
Net Investment Income:
Class A1	$201,206
Class C1	124,113
Class I1	52,075
Total	$377,394

[1]	For the period February 28, 2011 (inception date) through October 31, 2011.

[2]	The inception date of Class FI and Class R is October 31, 2011. These classes are not reflected in the table.

7. Shares of beneficial interest

At October 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share for Class A, C, FI, R and I. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	29

Transactions in shares of each class were as follows:

	Period Ended October 31, 2011
	Shares	Amount
Class A1
Shares sold	2,008,764	$24,042,160
Shares issued on reinvestment	13,588	161,754
Shares repurchased	(128,782)	(1,530,468)
Net increase	1,893,570	$22,673,446

Class C1
Shares sold	1,236,781	$14,833,254
Shares issued on reinvestment	7,902	94,110
Shares repurchased	(21,849)	(259,130)
Net increase	1,222,834	$14,668,234

Class FI2
Shares sold	840	$10,000
Net increase	840	$10,000

Class R2
Shares sold	840	$10,000
Net increase	840	$10,000

Class I1
Shares sold	535,590	$6,406,734
Shares issued on reinvestment	4,050	48,121
Shares repurchased	(17,882)	(212,133)
Net increase	521,758	$6,242,722

[1]	For the period February 28, 2011 (inception date) through October 31, 2011.

[2]	For the period October 31, 2011 (inception date).

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus LIBOR rate margin. The Fund did not utilize the line of credit during the period ended October 31, 2011.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following ordinary income distributions:

Record Date Payable Date	Class A	Class C	Class R	Class FI	Class I
Daily
11/30/2011	$0.017332	$0.012546	$0.014392	$0.016709	$0.020247
12/8/2011
12/9/2011	$0.056490	$0.056490	$0.056490	$0.056490	$0.056490

30	Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report

Notes to financial statements (cont’d)

The tax character of distributions paid during the fiscal period ended October 31, were as follows:

2011
Distributions Paid From:
Ordinary income	$377,394

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$206,148
Other book/tax temporary differences(a)	(219,643)
Unrealized appreciation (depreciation)(b)	(112,422)
Total accumulated earnings (losses) — net	$(125,917)

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax amortization methods for premiums on fixed income securities.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

11. Recent accounting pronouncements

In April 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-03, Transfers and Servicing (Topic 860) — Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-03 will have on the Fund’s financial statements and related disclosures.

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Legg Mason BW Absolute Return Opportunities Fund 2011 Annual Report	31

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason BW Absolute Return Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason BW Absolute Return Opportunities Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 20, 2011

32	Legg Mason BW Absolute Return Opportunities Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Absolute Return Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Legg Mason BW Absolute Return Opportunities Fund	33

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	Director of Technology Investment Capital Corp.

34	Legg Mason BW Absolute Return Opportunities Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason BW Absolute Return Opportunities Fund	35

Interested Trustees[3]
Mark R. Fetting
Year of birth	1954
Position(s) with Trust	Chairman and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Trustee	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	None
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	President and Trustee
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other directorships held by Trustee during past five years	None

36	Legg Mason BW Absolute Return Opportunities Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason BW Absolute Return Opportunities Fund	37

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Gerken are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

38	Legg Mason BW Absolute Return Opportunities Fund

Important tax information (unaudited)

4.83% of the net investment income distributions paid monthly by the Fund during the taxable period ended October 31, 2011 were attributable to Federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason BW

Absolute Return Opportunities Fund

Trustees

Mark R. Fetting

Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Absolute Return Opportunities Fund

The Fund is a separate series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Absolute Return Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014206 12/11 SR11-1531

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2010 and October 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2010 and $32,648 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $5,150 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $5,000 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Global Asset Management Trust

Date:	December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Legg Mason Global Asset Management Trust

Date:	December 23, 2011

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Global Asset Management Trust

Date:	December 23, 2011